CONTENTS

Shareholder Letter ....................................................        1
Performance Summary ...................................................        8
Financial Highlights & Statement of Investments .......................        9
Financial Statements ..................................................       15
Notes to Financial Statements .........................................       19


                        [FUND CATEGORY PYRAMID GRAPHIC]



SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Floating Rate Trust's primary goal is to provide as high a level of current income and preservation of capital, as is consistent with investment primarily in senior secured corporate loans and corporate debt securities with floating interest rates.
--------------------------------------------------------------------------------

Dear Shareholder:

It's a pleasure to bring you Franklin Floating Rate Trust's semiannual report for the period ended January 31, 1999.

During the six months under review, the U.S. economy continued to expand under near-ideal economic conditions. U.S. growth remained strong in the second half of 1998. The gross domestic product increased at an annualized 3.7% rate in the third quarter and 6.1% in the fourth quarter. In addition, interest rates continued to decline, with the 30-year Treasury yield ending the period at 5.09%, down from 5.72% on July 31, 1998.

However, Russia's debt default and currency devaluation in late August helped demonstrate that the U.S. equity and bond markets were not immune to troubles elsewhere in the

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

--------------------------------------------------------------------------------
WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are large loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. The lenders join together, seeking to lower each participating institution's risk exposure to any one corporate borrower.
--------------------------------------------------------------------------------


world. The equity and high yield bond markets fell precipitously in the late summer correction, while the Treasury market surged, reflecting the "flight-to-safety" mentality of many investors.

Taking note of the world's economic problems, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, cut the federal funds target rate three times, for a total of 0.75% since late September, to 4.75%, in an effort to stimulate growth and calm nervous markets.

Although the global problems had a strong impact on domestic markets, they quickly recovered. On January 31, 1999, the Dow Jones(R) Industrial Average stood at 9358.83, compared with 8883.29 on July 31, 1998. Looking forward, recent problems in emerging markets, such as Brazil's currency devaluation in January, make our outlook for the remainder of 1999 somewhat cautious.

SYNDICATED BANK LOAN MARKET

In contrast to earlier in 1998, the second half of the year was a difficult environment for the syndicated bank loan market. During the first part of the reporting period, volumes in the syndicated loan primary market weakened, as market volatility tempered demand for riskier investments and increased yield spreads of senior secured loans dramatically, which sidelined many borrowers and discouraged refinancing.

Senior secured loan volume for 1998's third and fourth quarters totaled $133.0 billion, a drop of 5% from $140.1 billion in the first six months of 1998. More significant was a flight to quality as institutional investors focused on pursuing relatively higher quality deals. From January through August, BB/BB- rated loans, considered high quality in the senior secured loan market, comprised 58% of loan volume; from September through November, such issues comprised over 80% of new issuance. In addition, investors were rewarded more for the same level of risk, as yields increased substantially.

Despite reduced liquidity in the high yield market, these loans still returned 0.33% in the third quarter and 0.98% in the fourth quarter of 1998, according to the DLJ Loan Index, marking the 27th and 28th consecutive quarters of positive returns for this asset class. Although market conditions were trying, these difficult months offered the fund substantial opportunities to invest via the primary and secondary markets in the corporate loans and debt securities of a number of strong companies at what we believed were attractive prices.


PORTFOLIO NOTES

Consistent with the fund's strategy, we typically invest in loans to companies that offer what we believe are the best risk/reward profiles -- companies that we expect will help us to maximize current income, while preserving capital. We prefer companies with strong asset coverage, favorable capital structures, and dominant market shares whose loans offer the highest yields

TOP 10 HOLDINGS
1/31/99

COMPANY                                           % OF TOTAL
INDUSTRY                                          NET ASSETS
------------------------------------------------------------
Starwood Hotels and Resorts Worldwide, Inc.          4.58%
Hotel/Resorts

Agrilink Foods, Inc.                                 4.37%
Packaged Foods

Lyondell Petrochemical Co.                           4.36%
Major Chemicals

Charter Communications Entertainment LLC             3.29%
Cable Television

Jefferson Smurfitt Corp.                             2.88%
Paper

Superior Telecom Inc.                                2.77%
Diversified Manufacturing

Scotts Co.                                           2.31%
Consumer Sundries

Wireless One Network Limited Partnership             2.28%
Cellular Telephone

AEI Resources Inc.                                   2.28%
Coal Mining

Meditrust Corp.                                      2.28%
Real Estate Investment Trust

in their respective industries. During the period under review, Franklin Floating Rate Trust was invited to participate in 53 different debt deals in the primary market, representing more than $28.35 billion in credit facilities. As of January 31, 1999, the fund's portfolio was composed of 82 loans in 32 industries.

Recently, the fund focused on companies in defensive industries that we think should hold up well in uncertain markets. In the cable television sector, we invested in the refinancing of Charter Communications Entertainment LLC, the 10th largest U.S. cable-TV aggregator with more than 1.2 million subscribers. Microsoft co-founder Paul Allen is expected to merge Charter Communications with Marcus Cable Co., which would form the country's seventh-largest operator, with more than 2.4 million subscribers.

In the household products sector, the fund invested in a corporate loan to Scotts Co., the premier U.S. consumer lawn and professional turf care company. Scotts used the loan to purchase lawn care assets from Rhone-Poulenc SA of France, providing the company with an important foothold in Europe and the opportunity to expand sales of its leading Ortho and Miracle-Gro brands.

In October, we invested in a loan supporting SPX Corp.'s recent acquisition of General Signal Corp. A major supplier to the automotive industry, SPX should benefit from cost reductions and synergies as a result of the General Signal acquisition. In addition, the combined company will have greater product diversification, as 16 of the combined company's 19 lines of business have the first or second largest share in their respective markets.

Other significant purchases during the period included loans to Agrilink Foods, Inc. and Starwood Hotels. Agrilink, a leading food manufacturer in canned and frozen fruits and vegetables, significantly strengthened its brand name by acquiring the Deans Foods Vegetables Co., owner of the popular Birds Eye vegetables brand. The purchase of Birds Eye, the number one, nationally recognized processed vegetable label in the U.S., positions Agrilink as one of the largest food producers in these product lines, second only to H.J. Heinz Co. Agrilink also gains tremendous marketing muscle and a national distribution platform that can be used to further enhance revenue growth via new product introductions.

Starwood Hotels is the largest U.S. hotel real estate investment trust and full-service hotel owner/operator in the world, with nearly 650 properties in more than 70 countries. The company controls several of the most prestigious luxury and upscale hotel/gaming brands worldwide, including Sheraton, Westin, Caesars and Luxury Collection/St. Regis. Starwood Hotel and Resorts Worldwide, Inc., the division responsible for operating and managing hotels, contributed more than 75% of the company's cash flow in 1998 and was an industry leader during the first half of 1998. High barriers to entry characterize this segment of the hotel market, giving Starwood added brand and pricing leadership.

DIVIDEND DISTRIBUTIONS*
8/1/98 - 1/31/99

                       DIVIDEND
MONTH                  PER SHARE
August                5.6983 cents

September             5.2831 cents

October               5.6951 cents

November              5.7948 cents

December              5.9976 cents

January               5.7744 cents
----------------------------------
TOTAL                34.2433 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Developments in the long-term health care sector negatively affected the fund during the period under review. Beginning on July 1, 1998, many long-term health care providers started to operate under a new Medicare reimbursement system, Medicare Prospective Payment System (PPS), as mandated by the Balanced Budget Act of 1997. PPS signified a substantial change in Medicare reimbursement policy, as it requires providers to minimize the cost of providing health care, effectively forcing them to cut their costs. Previously, the emphasis was on providing as much health care as was needed, which maximized the providers' reimbursements but neglected to contain costs. Once implemented, PPS reduced many providers' revenues and earnings, as many were slow to cut costs. These changes negatively impacted the long-term care industry and in our opinion, caused downward pricing pressure on some of the long-term health care loan positions in the portfolio.

During the reporting period, the trust's net asset value declined, from $10.04 on July 31, 1998, to $9.95 on January 31, 1999. While the fund's goal is to maintain a relatively stable net asset value, the loans that comprise the portfolio do fluctuate in value in secondary trading, especially in turbulent markets. Nevertheless, we believe the fund's relatively stable net asset value and potential for high current income make it an attractive part of a diversified portfolio.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of January 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your participation in the fund, and welcome any comments or suggestions that you may have.

Sincerely,


/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin Floating Rate Trust


/s/ Chauncey Lufkin


Chauncey Lufkin
Portfolio Manager
Franklin Floating Rate Trust

--------------------------------------------------------------------------------
Subject to a 1% early withdrawal charge for shares redeemed within 12 months of investment.

--------------------------------------------------------------------------------
1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the early withdrawal charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1% early withdrawal charge, assuming shares were redeemed within 12 months of purchase.

3. 30-day distribution rate is based on an annualization of the 30-day average distribution rate for the 30 days prior to January 31, 1999, of 5.9692 cents per share and the maximum offering price of $9.95 on January 31, 1999.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended January 31, 1999.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 1/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (8/1/98 - 1/31/99)

                       CHANGE         1/31/99       7/31/98
------------------------------------------------------------
Net Asset Value        -$0.09          $9.95         $10.04

                       DISTRIBUTIONS
                       -------------------------------------
Dividend Income        $0.342433


PERFORMANCE

                                                             INCEPTION
                                              1-YEAR        (10/10/97)
-----------------------------------------------------------------------
Cumulative Total Return(1)                    +6.10%          +8.02%
Average Annual Total Return(2)                +5.11%          +6.07%

30-Day Distribution Rate(3)         7.30%
30-Day Standardized Yield(4)        7.03%


             Past performance is not predictive of future results.

FRANKLIN FLOATING RATE TRUST
Financial Highlights

                                                         SIX MONTHS ENDED
                                                         JANUARY 31, 1999          YEAR ENDED
                                                           (UNAUDITED)           JULY 31, 1998*
                                                           -----------            -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $     10.04            $     10.00
                                                           -----------            -----------

Income from investment operations:
 Net investment income .............................              0.34                   0.48
 Net realized and unrealized gains .................             (0.09)                  0.04
                                                           -----------            -----------
Total from investment operations ...................               .25                    .52
                                                           -----------            -----------
Less distributions from net investment income ......             (0.34)                 (0.48)
                                                           -----------            -----------
Net asset value, end of period .....................       $      9.95            $     10.04
                                                           -----------            -----------

Total return** .....................................              2.56%                  5.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $   435,556            $   168,537
Ratios to average net assets:
 Expenses ..........................................              1.36%***               1.32%***
 Expenses excluding waiver and payments by affiliate              1.39%***               1.76%***
 Net investment income .............................              6.63%***               6.06%***
Portfolio turnover rate ............................             21.62%                 45.32%

*     For the period October 10, 1997 (effective date) to July 31, 1998.

** Total return does not reflect the contingent deferred sales charge and is not annualized.

***   Annualized


                         See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 1999 (UNAUDITED)

                                                                                  PRINCIPAL
                                                                                    AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
(b) SENIOR FLOATING RATE INTERESTS 89.4%
    ADVERTISING 1.9%
    DIMAC Corp.,
      Term Loan B, 8.408%, 6/30/06 ..........................................       $ 4,857,143       $  4,845,000
      Term Loan C, 8.658%, 12/31/06 .........................................         3,642,857          3,633,750
                                                                                                       ----------
                                                                                                        8,478,750
                                                                                                       ----------
    AUTO PARTS: O.E.M. 3.9%
    Breed Technologies Inc., Term Loan B, 7.625%, 4/27/06 ...................         4,812,623          4,475,740
    Exide Corp., Term Loan B, 7.75 - 8.188%, 3/31/05 ........................         4,582,282          4,490,636
    Federal Mogul Corp., Term Loan C, 8.07%, 9/30/06 ........................         2,965,639          2,967,493
    SPX Corp., Term Loan B, 8.563 - 8.75%, 9/30/06 ..........................         4,987,500          5,021,789
                                                                                                        ----------
                                                                                                        16,955,658
                                                                                                        ----------
    BOOKS/MAGAZINES 1.6%
    Reiman Publications, Term Loan B, 8.813%, 11/30/05 ......................         7,000,000          7,021,875
                                                                                                        ----------
    BROADCASTING 3.4%
    Capstar Broadcasting, Term Loan A, 7.188 - 7.438%, 11/30/04 .............        10,000,000          9,950,000
    Emmis Communications, Term Loan D, 7.625%, 2/06/07 ......................         5,000,000          4,993,750
                                                                                                        ----------
                                                                                                        14,943,750
                                                                                                        ----------
    CABLE TELEVISION 5.2%
    Charter Communications Entertainment LP, 8.31%, 9/30/07 .................         5,000,000          5,006,250
    Charter Communications Entertainment I LP, Term Loan C, 7.83%, 12/31/04 .         4,326,359          4,331,767
    Charter Communications Entertainment II Holdings LLC, 8.375%, 9/30/06 ...         5,000,000          5,006,250
    Frontiervision Operating Partners, Term Loan B, 7.625%, 4/01/06 .........         6,000,000          6,003,750
    Intermedia Partners Group, Term Loan A, 7.875 - 8.00%, 4/30/08 ..........         2,500,000          2,501,563
                                                                                                        ----------
                                                                                                        22,849,580
                                                                                                        ----------
    CELLULAR TELEPHONE 9.2%
    American Cellular Wireless,
      Term Loan B, 7.58%, 6/30/07 ...........................................         2,500,000          2,503,125
      Term Loan C, 7.83%, 12/31/07 ..........................................         2,500,000          2,503,125
    Centennial Cellular Operating Co. LLC,
      Term Loan B, 8.50 - 8.51%, 5/31/07 ....................................         2,500,000          2,509,374
      Term Loan C, 8.75 - 8.76%, 11/30/07 ...................................         2,500,000          2,509,374
    Iridium Operating LLC, 7.63 - 8.75%, 12/31/00 ...........................         5,000,000          4,925,000
    Microcell Connexions Inc., Term Loan B, 8.281%, 3/01/06 .................         5,601,575          5,580,569
    Nextel Communications Inc., Term Loan B, 7.813%, 9/30/06 ................         5,000,000          4,775,000
    Telecorp PCS Inc., Term Loan B, 8.41%, 1/17/08 ..........................         5,000,000          4,887,500
    Wireless One Network Limited Partnership, Term Loan B, 7.88%, 9/30/07 ...        10,000,000          9,950,000
                                                                                                       ----------
                                                                                                       40,143,067
                                                                                                       ----------
    COAL MINING 3.3%
    AEI Resources Inc., Term Loan B, 8.44%, 9/30/05 .........................        10,000,000         9,937,500
    P&L Coal Holdings Corp., Term Loan B, 7.375 - 7.438%, 6/09/06 ...........         4,615,385         4,603,845
                                                                                                       ----------
                                                                                                       14,541,345
                                                                                                       ----------

FRANKLIN FLOATING RATE TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 1999 (UNAUDITED) (CONT.)


                                                                                  PRINCIPAL
                                                                                    AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
(b) SENIOR FLOATING RATE INTERESTS (CONT.)
    CONSUMER SPECIALTIES .9%
    Boyds Collection Ltd., Term Loan B, 7.25 - 7.50%, 4/30/06 ...............       $ 3,994,444       $  3,974,473
                                                                                                      ------------
    CONSUMER SUNDRIES 2.3%
    Scotts Co.,
      Term Loan B, 8.50%, 6/09/06 ...........................................         5,092,025          5,130,216
      Term Loan C, 8.688 - 8.75%, 6/08/07 ...................................         4,907,975          4,944,784
                                                                                                      ------------
                                                                                                        10,075,000
                                                                                                      ------------
    CONTAINERS/PACKAGING 3.2%
    Graham Packaging Co.,
      Term Loan B, 7.563%, 1/31/06 ..........................................         2,707,031          2,707,031
      Term Loan C, 7.813%, 1/31/07 ..........................................         2,242,969          2,242,969
      Term Loan D, 7.813%, 1/31/07 ..........................................         2,892,857          2,892,857
    Stone Container Corp., Term Loan E, 8.625%, 10/01/03 ....................         6,125,723          6,133,380
                                                                                                      ------------
                                                                                                        13,976,237
                                                                                                      ------------
    DIVERSIFIED COMMERCIAL SERVICES 1.6%
    Outsourcing Solutions Inc., Term Loan C, 8.25 - 8.281%, 10/15/04 ........         6,968,887          6,873,065
                                                                                                      ------------

    DIVERSIFIED MANUFACTURING 3.8%
    Fisher Scientific International,
      Term Loan B, 7.50%, 1/21/05 ...........................................         2,553,304          2,559,687
      Term Loan C, 7.75%, 1/21/06 ...........................................         1,766,886          1,771,304
    Superior Telecom Inc.,
      Term Loan B, 8.813 - 9.00%, 11/27/05 ..................................        10,000,000         10,050,000
      Senior Sub. Loan, 9.313%, 11/27/06 ....................................         2,000,000          1,995,000
                                                                                                      ------------
                                                                                                        16,375,991
                                                                                                      ------------
    ENVIRONMENTAL SERVICES 2.3%
    Environmental Systems Products Holdings Inc., Term Loan B, 9.281%,
      9/30/05 ...............................................................         5,000,000          5,012,500
    Safety Kleen Corp.,
      Term Loan B, 7.875 - 8.125%, 9/30/05 ..................................         2,493,734          2,506,203
      Term Loan C, 8.125 - 8.375%, 9/30/06 ..................................         2,493,734          2,506,203
                                                                                                      ------------
                                                                                                        10,024,906
                                                                                                      ------------
    FOREST PRODUCTS 1.2%
    Grant Forest Products Inc., Term Loan B, 8.97%, 9/30/06 .................         5,000,000          5,018,750
                                                                                                      ------------
    HOME FURNISHINGS .5%
    Sealy Mattress Co.,
      Axel B, 8.406%, 12/15/04 ..............................................           753,940            751,112
      Axel C, 8.656%, 12/15/05 ..............................................           543,031            540,994
      Axel D, 8.906%, 12/15/06 ..............................................           693,940            691,337
                                                                                                      ------------
                                                                                                         1,983,443
                                                                                                      ------------
    HOSPITAL/NURSING MANAGEMENT 3.4%
    Paracelsus Healthcare Corp., Term Loan B, 8.124%, 3/31/04 ...............         4,000,000          3,955,000
    Sun Healthcare Group Inc.,
      Term Loan B, 8.00%, 10/08/04 ..........................................         2,745,453          2,621,907
      Term Loan C, 8.25%, 10/08/05 ..........................................         2,745,453          2,621,907
    Vencor Operating, Inc. Term Loan B, 8.46%, 1/15/08 ......................         6,873,609          5,670,728
                                                                                                      ------------
                                                                                                        14,869,542
                                                                                                      ------------

FRANKLIN FLOATING RATE TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 1999 (UNAUDITED) (CONT.)


                                                                                  PRINCIPAL
                                                                                    AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
(b) SENIOR FLOATING RATE INTERESTS (CONT.)
    HOTELS/RESORTS 4.6%
    Starwood Hotels & Resorts Worldwide Inc., 8.19%, 2/23/03 ................       $20,000,000       $ 19,950,000
                                                                                                      ------------

    INDUSTRIAL MACHINERY/COMPONENTS 1.1%
    Thermadyne Manufacturing,
      Term Loan B, 7.79%, 5/23/05 ...........................................         2,487,500          2,481,281
      Term Loan C, 8.04%, 5/22/06 ...........................................         2,487,500          2,481,281
                                                                                                      ------------
                                                                                                         4,962,562
                                                                                                      ------------
    MAJOR CHEMICALS 4.4%
    Lyondell Petrochemical Co.,
      Term Loan B, 8.129 - 8.188%, 6/30/05 ..................................         9,482,231          9,197,764
      Term Loan C, 7.629%, 6/30/99 ..........................................         3,846,154          3,759,615
      Term Loan D, 7.219%, 6/30/00 ..........................................         6,153,846          6,015,385
                                                                                                      ------------
                                                                                                        18,972,764
                                                                                                      ------------
    MARINE TRANSPORTATION 1.1%
    American Commercial Lines,
      Term Loan B, 7.688%, 6/30/06 ..........................................         2,111,273          2,109,953
      Term Loan C, 7.938%, 6/30/07 ..........................................         2,877,301          2,877,301
                                                                                                      ------------
                                                                                                         4,987,254
                                                                                                      ------------
    MEDIA CONGLOMERATES 2.3%
    Bridge Information Systems Inc., Term Loan B, 8.063%, 5/29/05 ...........        10,000,000          9,937,500
                                                                                                      ------------
    MEDICAL SPECIALTIES 1.2%
    Stryker Corp.,
      Term Loan B, 8.02%, 12/02/05 ..........................................           985,915            988,380
      Term Loan C, 8.52%, 12/04/06 ..........................................         4,014,085          4,031,646
                                                                                                      ------------
                                                                                                         5,020,026
                                                                                                      ------------
    MOVIES/ENTERTAINMENT 1.8%
    Regal Cinemas Inc.,
      Term Loan B, 7.40%, 5/26/06 ...........................................           766,885            767,843
      Term Loan C, 7.65%, 5/24/07 ...........................................         2,117,647          2,120,294
    United Artist Theaters,
      Term Loan B, 7.875 - 8.313%, 4/21/06 ..................................         1,990,000          1,972,588
      Term Loan C, 8.125 - 8.563%, 4/21/07 ..................................         2,985,000          2,958,881
                                                                                                      ------------
                                                                                                         7,819,606
                                                                                                      ------------
    OIL REFINING/MARKETING .8%
    Clark Refining & Marketing Inc., 8.00%, 11/15/04 ........................         3,500,000          3,460,625
                                                                                                      ------------
    OTHER PHARMACEUTICALS 1.6%
    King Pharmaceuticals, Term Loan B, 8.69%, 12/22/06 ......................         7,000,000          7,017,500
                                                                                                      ------------
    OTHER TELECOMMUNICATIONS 1.3%
    Satelites Mexicanos, Term Loan C, 9.03%, 6/30/04 ........................         5,917,000          5,443,640
                                                                                                      ------------

FRANKLIN FLOATING RATE TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 1999 (UNAUDITED) (CONT.)


                                                                                  PRINCIPAL
                                                                                    AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
(b) SENIOR FLOATING RATE INTERESTS (CONT.)
    PACKAGED FOODS 5.1%
    Agrilink Foods Inc.,
      Term Loan B, 9.287%, 9/30/04 ........................................       $ 9,430,175       $  9,406,601
      Term Loan C, 9.538%, 9/30/05 ........................................         9,666,048          9,641,883
    New World Pasta, Term Loan B, 10.00%, 1/28/06 .........................         3,000,000          3,000,000
                                                                                                    ------------
                                                                                                      22,048,484
                                                                                                    ------------
  PAPER 4.6%
  Jefferson Smurfit Corp., Term Loan B, 8.937%, 3/31/06 ...................        12,500,000         12,531,250
  Repap New Brunswick, 9.02%, 6/04/00 .....................................         8,000,000          7,880,000
                                                                                                    ------------
                                                                                                      20,411,250
                                                                                                    ------------
  REAL ESTATE INVESTMENT TRUSTS 2.8%
  Meditrust Corp., Term Loan D, 7.625%, 7/17/01 ...........................        10,000,000          9,925,000
  Ventas Realty Limited Partnership, Term Loan D, 7.71%, 4/03/03 ..........         2,644,224          2,406,244
                                                                                                    ------------
                                                                                                      12,331,244
                                                                                                    ------------
  RENTAL/LEASING COMPANIES 2.0%
  Rent-A-Center Inc.,
    Term Loan B, 7.91%, 1/31/06 ...........................................         3,848,125          3,826,479
    Term Loan C, 7.69 - 8.16%, 1/31/07 ....................................         4,703,263          4,676,809
                                                                                                    ------------
                                                                                                       8,503,288
                                                                                                    ------------
  SPECIALTY CHEMICALS 2.1%
  Arteva B.V. (Kosa), Term Loan B, 8.471%, 12/31/06 .......................         9,000,000          9,039,375
                                                                                                    ------------
  STEEL/IRON ORE 1.5%
  Ispat Sidbec Inc.,
    Term Loan B, 8.031 - 8.379%, 7/16/04 ..................................         2,487,500          2,350,689
    Term Loan C, 8.531 - 8.70%, 1/16/05 ...................................         2,487,500          2,350,689
  Wheeling-Pittsburgh, 8.375%, 11/15/06 ...................................         2,000,000          1,880,000
                                                                                                    ------------
                                                                                                       6,581,378
                                                                                                    ------------
  TELECOMMUNICATIONS EQUIPMENT 3.4%
  American Tower Systems Inc., Term Loan B, 8.84%, 12/16/06 ...............         5,000,000          5,018,750
  Nextel Operations Inc., Leveraged Lease Loan, 9.41%, 3/15/05 ............         5,000,000          4,987,500
  Pacific Crossing Ltd., Term Loan B-2, 8.188%, 7/26/08 ...................         5,000,000          4,950,000
                                                                                                    ------------
                                                                                                      14,956,250
                                                                                                    ------------
  TOTAL LONG TERM INVESTMENTS (COST $391,298,441) .........................                          389,548,178
                                                                                                    ------------

FRANKLIN FLOATING RATE TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 1999 (UNAUDITED) (CONT.)


                                                                                                   PRINCIPAL
                                                                                                     AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENT 6.3%
    Joint Repurchase Agreement, 4.686%, 2/01/99, (Maturity Value $27,327,680) (COST $27,317,012)..  $27,317,012     $ 27,317,012
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     CIBC Oppenheimer Corp.
     Deutsche Bank Government Securities
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America, LLC
     Lehman Brothers Inc.
     NationsBanc Montgomery Securities LLC
     Paine Webber Inc.
     Paribas Corp.
     Warburg Dillon Read LLC
    Collateralized by U.S. Treasury Bills & Notes                                                                   ============
    TOTAL INVESTMENTS (COST $418,615,453) 95.7% .................................................                    416,865,190

    OTHER ASSETS, LESS LIABILITIES 4.3% .........................................................                     18,691,217
                                                                                                                    ------------
    NET ASSETS 100.0% ...........................................................................                   $435,556,407
                                                                                                                    ============

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At January 29, 1999, all repurchase agreements had been entered into on that date.

(b) Senior secured corporate loans and senior debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (LIBOR), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. Bank.


                        See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999 (UNAUDITED)

Assets:
  Investments in securities, at value (cost $418,615,453) .........         $416,865,190
  Cash ............................................................            8,314,006
  Receivables:
    Capital shares sold ...........................................            7,813,676
    Interest ......................................................            3,078,302
  Other assets ....................................................               96,315
                                                                            ------------
      Total assets ...............................................          436,167,489
                                                                           ------------
Liabilities:
 Management fees .................................................              240,583
 Administrative fees .............................................               46,809
 Shareholder servicing costs .....................................              122,825
 Dividends to shareholders .......................................               43,598
 Other liabilities ...............................................              157,267
                                                                           ------------
      Total liabilities ..........................................              611,082
                                                                           ------------
       Net assets, at value ......................................         $435,556,407
                                                                           ============
Net assets consist of:
 Net unrealized depreciation .....................................         $ (1,750,263)
 Accumulated net realized loss ...................................              (18,587)
 Capital shares ..................................................          437,325,257
                                                                           ------------
      Net assets, at value .......................................         $435,556,407
                                                                           ============
Net asset value and maximum offering price per share
 ($435,556,407 (divided by) 43,756,623 shares outstanding)* ......         $       9.95
                                                                           ============


* Tender offer redemption price is equal to net asset value less any applicable early withdrawal charge (Note 2).


                       See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

Investment income:
 Interest ..............................................       $11,082,140
 Facility fees earned (Note 1) .........................           919,860
                                                               -----------
     Total investment income ...........................        12,002,000
                                                               -----------
Expenses:
 Management fees (Note 3) ..............................         1,193,080
 Administrative fees (Note 3) ..........................           214,521
 Transfer agent fees (Note 3) ..........................           583,665
 Registration and filing fees ..........................            45,024
 Professional fees .....................................            36,800
 Other .................................................            17,251
                                                               -----------
     Total expenses ....................................         2,090,341
                                                               -----------
     Expenses waived/paid by affiliate (Note 3) ........           (45,253)
       Net expenses ....................................         2,045,088
                                                               -----------
          Net investment income ........................         9,956,912
                                                                 =========
Realized and unrealized losses:
 Net realized loss from investments ....................           (18,587)
 Net unrealized depreciation on investments ............        (1,933,520)
                                                               -----------
Net realized and unrealized loss .......................        (1,952,107)
                                                               -----------
Net increase in net assets resulting from operations ...       $ 8,004,805
                                                               -----------

                       See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)
AND THE YEAR ENDED JULY 31, 1998


                                                                 SIX MONTHS ENDED
                                                                 JANUARY 31, 1999             YEAR ENDED
                                                                   (UNAUDITED)              JULY 31, 1998*
                                                                 ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................       $   9,956,912              $   3,370,979
  Net realized gain (loss) from investments ...............             (18,587)                    20,161
  Net unrealized appreciation (depreciation) on investments          (1,933,520)                   183,257
                                                                  -------------              -------------
      Net increase in net assets resulting from operations.           8,004,805                  3,574,397
 Distributions to shareholders from net investment income .         (9,977,072)(a)              (3,370,979)
 Capital share transactions (Note 2) ......................         268,991,724                168,384,635
 Reduction in capital shares due to offering costs (Note 1)                  --                    (51,103)
                                                                  -------------              -------------
      Net increase in net assets ..........................         267,019,457                168,536,950

Net assets (there is no undistributed net investment
 income at beginning or end of period)
 Beginning of period ......................................         168,536,950                         --
                                                                  -------------              -------------
 End of period ............................................       $ 435,556,407              $ 168,536,950
                                                                  =============              =============


*     For the period October 10, 1997 (effective date) to July 31, 1998.

(a) Distributions were increased by a net realized gain from investments of $20,160.


                       See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
Financial Statements (continued)

STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

Interest received ...................       $     9,507,427
Facility fees received ..............               919,860
Operating expenses paid .............            (1,618,114)
                                            ---------------
 Cash provided - operations .........             8,809,173
                                            ===============
Investment purchases ................        (4,631,656,529)
Investment sales ....................         4,371,255,834
                                            ---------------
 Cash provided - investments ........          (260,400,695)
                                            ===============
Distributions to shareholders .......            (9,933,474)
Net proceeds from capital shares sold           268,326,680
                                            ---------------
 Cash provided - financing activities           258,393,206
                                            ===============
Net change in cash ..................             6,801,684
Cash at beginning of period .........             1,512,322
                                            ---------------
Cash at end of period ...............       $     8,314,006
                                            ===============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
FOR THE SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)


Net investment income .......................................................................       $ 9,956,912
 Adjustments to reconcile net investment income to net cash provided by operating activities:
  Interest and facility fees ................................................................        (1,574,714)
  Operating expenses ........................................................................           426,975
                                                                                                    -----------
Net cash provided by operating activities ...................................................       $ 8,809,173
                                                                                                    ===========

                       See notes to financial statements.

FRANKLIN FLOATING RATE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Floating Rate Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, continuously offered, non-diversified investment company. The Fund seeks current income and preservation of capital.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

The Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers, Inc. Investment in these securities may be considered illiquid and prompt sale of these securities at an acceptable price may be difficult.

The Fund values its securities based on quotations provided by banks or broker/dealers experienced in such matters. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discount and premium from securities is amortized on an income tax basis. Facility fees received are recognized as income over the expected term of the loan. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. ORGANIZATION COSTS:

Organization costs are amortized on a straight-line basis over five years.

e. OFFERING COSTS:

Offering costs of $51,103 were charged to paid in capital at the end of the initial offering period to the public.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. LINE OF CREDIT

The Fund has an unsecured line of credit which, subject to limitations, allows the fund to borrow up to an aggregate maximum amount of $25,000,000.

For the period ending January 31, 1999, the line of credit was unused.

FRANKLIN FLOATING RATE TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund may, on a quarterly basis, make tender offers at net asset value for the repurchase of a portion of the common shares outstanding. The price will be established as of the close of business on the day the tender offer ends. An early withdrawal charge may be imposed on shares offered for tender which have been held for less than twelve months.

At January 31, 1999 there were 70 million shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               SIX MONTHS ENDED                           PERIOD ENDED
                                                               JANUARY 31, 1999                          JULY 31, 1998*
                                                          --------------------------                --------------------------
                                                          SHARES              AMOUNT                SHARES              AMOUNT
                                                          ------              ------                ------              ------
Shares sold ..................................          35,337,914        $ 352,184,545           16,956,054        $ 170,114,020
Shares issued in reinvestment of distributions             654,352            6,511,040               52,652              528,834
Shares redeemed ..............................          (9,019,651)         (89,703,861)            (224,698)          (2,258,219)
                                                        ----------        -------------           ----------        -------------
Net increase .................................          26,972,615        $ 268,991,724           16,784,008        $ 168,384,635
                                                        ==========        =============           ==========        =============

*     For the period October 10, 1997 (effective date) to July 31, 1998.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or Directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays investment management fees to Advisers of .80% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services, Inc. based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE          MONTH-END NET ASSETS
-------------------          --------------------
    .150%                    First $200 million
    .135%                    Over $200 million, up to and including $700 million
    .100%                    Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Advisers agreed in advance to waive management fees for the Fund, as noted in the Statement of Operations.

Distributors received early withdrawal charges for the period of $76,420.

FRANKLIN FLOATING RATE TRUST
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

At January 31, 1999, the unrealized depreciation based on the cost of investments for income tax purposes of $418,615,453 was as follows:

      Unrealized appreciation ...       $ 1,878,490
      Unrealized depreciation ...        (3,628,753)
                                        -----------
      Net unrealized depreciation       $(1,750,263)
                                        ===========
5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended January 31, 1999 aggregated $301,661,380 and $55,304,699, respectively.

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